UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

MACKINAC FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2016, Mackinac Financial Corporation, a Michigan corporation (“Mackinac”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and between Mackinac, Niagara Bancorporation, Inc., a Wisconsin corporation (“NBI”) and sole shareholder of First National Bank of Niagara, a national banking association organized and existing under the laws of the United States (“Niagara Bank”), and the shareholders of NBI listed on the signature page thereto.  Pursuant to the Purchase Agreement and subject to the terms and conditions set forth therein, Mackinac will purchase all of the outstanding shares of common stock of NBI (the “Shares”).  Effective upon consummation of the Purchase Agreement, Niagara Bank will consolidate with and into mBank, a Michigan state-chartered bank (“mBank”) and wholly-owned subsidiary of Mackinac (the “Bank Merger”).

The aggregate purchase price to be paid by Mackinac to the shareholders of NBI for the Shares is $7.325 million, payable in cash and subject to adjustment on the closing date based on Niagara Bank’s tangible equity capital, as defined in the Purchase Agreement, as of the end of the month immediately preceding the closing date.

The Purchase Agreement contains customary representations and warranties from Mackinac, NBI and its shareholders, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of NBI and Niagara Bank’s businesses during the interim period between the execution of the Purchase Agreement and the closing.  Closing of the Purchase Agreement is subject to certain customary conditions, including receipt of required regulatory approvals (including approval of the Bank Merger). Each party’s obligation to close the transaction is also subject to certain additional customary conditions, including the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the Purchase Agreement.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Purchase Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Mackinac, NBI or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Mackinac, NBI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by Mackinac.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in Mackinac’s filings with the SEC. Risks and uncertainties related to Mackinac and NBI include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against Mackinac or NBI; (3) the inability to complete the transactions contemplated by the Purchase Agreement due to the failure to satisfy conditions to completion, including the receipt of regulatory approval; (4) risks that the Bank Merger may disrupt current plans and operations, and the potential difficulties in employee retention as a result of the transaction; (5) the amount of the costs, fees, expenses and charges related to the Bank Merger; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy; (12) the results of regulatory examinations; and (13) increased competition with other financial institutions.

Additional risks and uncertainties related to the proposed transaction include, but are not limited to, the successful integration of mBank’s and Niagara Bank’s businesses and the consolidated bank’s ability to compete in the highly competitive banking and financial services industries.

The revenues, earnings and business prospects of Mackinac and the consolidated bank and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties.  These risks and uncertainties include, among other things, risks and uncertainties with respect to the ability of Mackinac and the consolidated bank combined company to: respond to actual or potential competitors; realize expected benefits of the Bank Merger; realize growth opportunities; maintain or expand their respective and combined customer bases; reduce operating costs; generate cash; continue to pay dividends, and successfully implement and realize the expected benefits of various programs, initiatives and goals; anticipate and respond to changes in economic conditions generally or in the markets and geographic areas that they serve; and to address adverse effects of the changing banking industries.

Mackinac cautions that the foregoing list of risks and uncertainties is not exclusive.  Additional information concerning these and other risks is contained in Mackinac’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings.  Mackinac undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report.

Item 7.01  Regulation FD Disclosure.

On May 24, 2016, Mackinac announced that it entered into a definitive purchase agreement to acquire NBI and Niagara Bank, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

No.	Description

2.1	Stock Purchase Agreement, dated as of May 24, 2016, by and between Niagara Bancorporation, Inc. and Mackinac Financial Corporation*

99.1	Press Release dated May 24, 2016

*All schedules to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Mackinac hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
(Registrant)

May 24, 2016	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

No.	Description

2.1	Stock Purchase Agreement, dated as of May 24, 2016, by and between Niagara Bancorporation, Inc. and Mackinac Financial Corporation*

99.1	Press Release dated May 24, 2016

*All schedules to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Mackinac hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.